UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:     December 31

Date of reporting period:     December 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners

Small Cap Growth Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends – announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Small Cap Growth Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s

II	Legg Mason Partners Small Cap Growth Fund

gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -37.60%, -41.46% and -33.79%, respectively, during the 12-month period ended December 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -38.44% and -36.25%, respectively.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

Legg Mason Partners Small Cap Growth Fund	III

Letter from the chairman continued

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

IV	Legg Mason Partners Small Cap Growth Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Small Cap Growth Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The Fund may invest up to 20% of the value of its net assets in equity securities of companies that are not considered to be small-cap companies. The Fund may also invest up to 20% of the value of its net assets in equity securities of foreign issuers, either directly or through depository receipts.

The portfolio managers use a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:

•	Superior management teams

•	Good prospects for growth

•	Predictable, growing demand for their products or services

•	Dominant positions in a niche market or customers who are very large companies

•	Earnings and revenue recovery potential due to exposure to economically cyclical end markets

•	Strong or improving financial conditions

In addition, the Fund may invest in companies that the portfolio managers believe to be emerging companies relative to potential markets or that they believe to be undervalued relative to their peers. The portfolio managers generally use a “bottom-up” approach when selecting securities for the Fund, meaning that they look primarily at individual companies against the context of broader market forces.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The year 2008 was the worst performing year for the equity market since 1937, with the S&P 500 Indexi declining 37%. After several years of a positive cycle of rising home prices and low interest rates supporting ever-growing consumer leverage and higher spending, we have entered a period of declining home values, tighter credit and consumer deleveraging.

The year was characterized by ongoing stress across the financial system and, as the period progressed, further deterioration of the broader economy. The spillover effect from the bankruptcy of Lehman Brothers and effective failures of American International Group, Fannie Mae and Freddie Mac shattered capital markets, with the S&P 500 Index experiencing the worst weekly loss since 1933, down 18% during the week ended October 10, 2008. As the economy continued to slow, over half a million jobs were eliminated

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	1

Fund overview continued

in November alone, the worst monthly result in 34 years, and unemployment increased from 6.2% in September to 7.2% in December.

Governments across the globe have been responding to this crisis by coordinating their efforts to lower interest rates and inject massive amounts of liquidity. The Federal Reserve Board (“Fed”)ii reduced the federal funds rateiii from 2% in September to a range of 0.00-0.25% in December. The extraordinary distress in the fixed-income markets led to Congressional approval of the unprecedented $700 billion Troubled Asset Relief Program (“TARP”) to provide capital relief to the financial system. Several other programs were put in place to further support credit markets while a flight to safety pushed Treasury yields to record lows.

On the positive side, slower global economic growth continued to push commodity prices down, with oil closing the year at $44.60 a barrel, down 50% from $90.11 at the end of 2007, and down 70% from the high of $146.93 reached in mid-July 2008. Easing inflationary pressures provided some relief to consumers and businesses and offered a broader set of tools to regulators to stabilize the economy.

Q. How did we respond to these changing market conditions?

A. In response to these remarkable market conditions, we maintained our focus on company fundamentals as part of our bottom-up stock selection investment process, paying particular attention to traits and conditions, such as sound balance sheets and positive cash flows, that we believe would be conducive to survival in the increasingly hostile economic environment.

Performance review

For the 12 months ended December 31, 2008, Class A shares of Legg Mason Partners Small Cap Growth Fund, excluding sales charges, returned -40.87%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexiv, returned -38.54% over the same time frame. The Russell 2000 Indexv returned -33.79% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned -42.10% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 603 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Small Cap Growth Fund – Class A Shares	-37.36%	-40.87%
Russell 2000 Growth Index	-32.51%	-38.54%
Russell 2000 Index	-26.94%	-33.79%
Lipper Small-Cap Growth Funds Category Average[1]	-34.29%	-42.10%
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -37.31%, Class B shares returned -37.55%, Class C shares returned -37.84%, Class FI shares returned -37.31%, Class R shares returned -37.39% and Class I shares returned -37.13% over the six months ended December 31, 2008. Excluding sales charges, Class 1 shares returned -40.75%, Class B shares returned -41.40%, Class C shares returned -41.58%, Class FI shares returned -40.75%, Class R shares returned -40.94% and Class I shares returned -40.53% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
Performance of Class IS shares is not shown because this share class commenced operations on August 4, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R and Class I shares were 1.71%, 1.30%, 2.33%, 2.03%, 1.08%, 1.35% and 0.80%, respectively.
As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 620 funds for the six-month period and among the 603 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. Relative to the Russell 2000 Growth Index, our overall sector allocation contributed to Fund performance for the period. In particular, the Fund’s underweights to the Consumer Discretionary, Materials, Energy and Consumer Staples sectors, as well as its overweights to the Utilities and Telecommunication services (“Telecom”) sectors, all contributed to relative performance for the year. Stock selection in the Materials, Utilities and Telecom sectors also contributed to relative performance.

On an individual stock basis, the leading contributors to performance included the Fund’s positions in Compass Minerals International Inc. in the Materials sector, Ross Stores Inc. in the Consumer Discretionary sector, Tekelec and BEA Systems, both in the Information Technology (“IT”) sector, and Endo Pharmaceuticals Holdings Inc. in the Health Care sector.

Q. What were the leading detractors from performance?

A. Relative to the Russell 2000 Growth Index, overall stock selection detracted from performance for the period. In particular, stock selection in the Industrials, Financials, IT, Energy, Consumer Staples and Consumer Discretionary sectors negatively impacted relative performance for the period. The Fund’s underweight to the Health Care sector and its overweight to the IT sector also hurt relative performance.

On an individual stock basis, the leading detractors from performance for the year included our holdings in ION Geophysical Corp. in the Energy sector, Baidu.com Inc. (ADR) in the IT sector, Focus Media Holding Ltd. (ADR) in the Consumer Discretionary sector, JA Solar Holdings Co. Ltd. (ADR) in the Industrials sector and Affiliated Managers Group Inc. in the Financials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the year, we increased our weightings in the Health Care and Telecom sectors, while reducing our weightings in the IT and Financials sectors. We closed a number of existing Fund positions during the year, including holdings in BioMarin Pharmaceutical Inc. and Hologic Inc., both in the Health Care sector, JA Solar Holdings Co. Ltd. (ADR) in the Industrials sector, as well as Sohu.com Inc. and Tekelec, both in the IT sector. We established new Fund positions during the year in a number of companies, including AmerisourceBergen Corp., Acorda Therapeutics Inc. and Auxilium Pharmaceuticals Incorporated, all in the Health Care sector, Corrections Corporation of America in the Industrials sector and Comstock Resources Inc. in the Energy sector.

4	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Thank you for your investment in Legg Mason Partners Small Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA	Aram E. Green
Portfolio Manager	Portfolio Manager
ClearBridge Advisors, LLC	ClearBridge Advisors, LLC

January 20, 2009

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Burger King Holdings Inc. (3.8%), ITC Holdings Corp. (3.0%), Citrix Systems Inc. (2.9%), Alexion Pharmaceuticals Inc. (2.9%), Orbital Sciences Corp. (2.5%), IDEX Corp. (2.5%), Blackboard Inc. (2.5%), AmerisourceBergen Corp. (2.2%), Corrections Corporation of America (2.2%) and Acorda Therapeutics Inc. (2.2%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Information Technology (25.6%), Health Care (18.8%), Industrials (16.9%), Consumer Discretionary (8.5%) and Energy (7.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investment — December 31, 2008

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(37.31)%	$1,000.00	$626.90	1.20%	$4.91
Class A	(37.36)	1,000.00	626.40	1.45	5.93
Class B	(37.55)	1,000.00	624.50	2.19	8.94
Class C	(37.84)	1,000.00	621.60	2.74	11.17
Class FI	(37.31)	1,000.00	626.90	1.25	5.11
Class R	(37.39)	1,000.00	626.10	1.58	6.46
Class I	(37.13)	1,000.00	628.70	0.79	3.23
Class IS4	(36.32)	1,000.00	636.80	0.81	2.70

[1]	For the six months ended December 31, 2008, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	For the period August 4, 2008 (inception date) to December 31, 2008.

8	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class A	5.00	1,000.00	1,017.85	1.45	7.35
Class B	5.00	1,000.00	1,014.13	2.19	11.09
Class C	5.00	1,000.00	1,011.36	2.74	13.85
Class FI	5.00	1,000.00	1,018.85	1.25	6.34
Class R	5.00	1,000.00	1,017.19	1.58	8.01
Class I	5.00	1,000.00	1,021.17	0.79	4.01
Class IS3	5.00	1,000.00	1,017.06	0.81	3.33

[1]	For the six months ended December 31, 2008, unless otherwise noted.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS IS
Twelve Months Ended 12/31/08	(40.75)%	(40.87)%	(41.40)%	(41.58)%	(40.75)%	(40.94)%	(40.53)%	N/A
Five Years Ended 12/31/08	N/A	(2.51)	(3.40)	(3.39)	N/A	N/A	N/A	N/A
Ten Years Ended 12/31/08	N/A	4.12	3.19	3.26	N/A	N/A	N/A	N/A
Inception* through 12/31/08	(20.49)	5.39	4.46	4.53	(39.27)	(19.66)	(3.53)	(36.32	)%†

	WITH SALES CHARGES[3]
	CLASS 1	CLASS A	CLASS B	CLASS C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/08	(45.79)%	(44.26)%	(44.24)%	(42.15)%	(40.75)%	(40.94)%	(40.53)%	N/A
Five Years Ended 12/31/08	N/A	(3.66)	(3.56)	(3.39)	N/A	N/A	N/A	N/A
Ten Years Ended 12/31/08	N/A	3.50	3.19	3.26	N/A	N/A	N/A	N/A
Inception* through 12/31/08	(24.26)	4.80	4.46	4.53	(39.27)	(19.66)	(3.53)	(36.32	)%†

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 3/2/07 through 12/31/08)	(34.31)%
Class A (12/31/98 through 12/31/08)	49.72
Class B (12/31/98 through 12/31/08)	36.91
Class C (12/31/98 through 12/31/08)	37.77
Class FI (Inception date of 12/20/07 through 12/31/08)	(40.17)
Class R (Inception date of 12/28/06 through 12/31/08)	(35.57)
Class I (Inception date of 11/1/04 through 12/31/08)	(13.89)
Class IS (Inception date of 8/4/08 through 12/31/08)	(36.32)

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class 1 and Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 shares reflect the deduction of the maximum initial sales charge of 8.50%; Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is July 1, 1998. Inception dates for Class I, R, FI, IS and 1 shares are November 1, 2004, December 28, 2006, December 20, 2007, August 4, 2008 and March 2, 2007, respectively.

†	Not annualized.

10	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B and C SHARES OF LEGG MASON PARTNERS SMALL CAP GROWTH FUND VS. RUSSELL 2000 GROWTH INDEX AND RUSSELL 2000 INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Partners Small Cap Growth Fund on December 31, 1998, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Effective April 28, 2008, the Russell 2000 Growth Index is the Fund’s sole benchmark. The Russell 2000 Growth Index was designated as the Fund’s sole benchmark as it is better aligned with the Fund’s investment strategies than the Russell 2000 Index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	11

Schedule of investments

December 31, 2008

LEGG MASON PARTNERS SMALL CAP GROWTH FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 93.1%
CONSUMER DISCRETIONARY — 8.5%
	Hotels, Restaurants & Leisure — 3.7%
867,930	Burger King Holdings Inc.	$20,726,168
	Media — 1.9%
1,905,240	Lions Gate Entertainment Corp.*	10,478,820
	Specialty Retail — 2.9%
338,460	Ross Stores Inc.	10,062,416
385,860	Urban Outfitters Inc.*	5,780,183
	Total Specialty Retail	15,842,599
	TOTAL CONSUMER DISCRETIONARY	47,047,587
CONSUMER STAPLES — 2.5%
	Food & Staples Retailing — 1.9%
462,719	Casey’s General Stores Inc.	10,536,112
	Personal Products — 0.6%
329,130	Nu Skin Enterprises Inc., Class A Shares	3,432,826
	TOTAL CONSUMER STAPLES	13,968,938
ENERGY — 7.1%
	Energy Equipment & Services — 1.9%
1,110,575	ION Geophysical Corp.*	3,809,272
253,260	Key Energy Services Inc.*	1,116,877
515,620	North American Energy Partners Inc.*	1,722,171
1,355,145	Parker Drilling Co.*	3,929,920
	Total Energy Equipment & Services	10,578,240
	Oil, Gas & Consumable Fuels — 5.2%
184,910	Comstock Resources Inc.*	8,736,998
275,076	GMX Resources Inc.*	6,964,924
272,307	Range Resources Corp.	9,364,638
541,042	SandRidge Energy Inc.*	3,327,408
	Total Oil, Gas & Consumable Fuels	28,393,968
	TOTAL ENERGY	38,972,208
EXCHANGE TRADED FUND — 1.3%
135,507	iShares Russell 2000 Growth Index Fund	6,891,886
FINANCIALS — 2.9%
	Capital Markets — 1.3%
171,385	Affiliated Managers Group Inc.*	7,184,459
	Diversified Financial Services — 0.2%
1,204,673	Primus Guaranty Ltd.*	1,373,327
	Real Estate Investment Trusts (REITs) — 1.4%
73,912	Alexandria Real Estate Equities Inc.	4,459,850

See Notes to Financial Statements.

12	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

LEGG MASON PARTNERS SMALL CAP GROWTH FUND
SHARES	SECURITY	VALUE

	Real Estate Investment Trusts (REITs) — 1.4% continued
654,660	CB Richard Ellis Group Inc., Class A Shares*	$2,828,132
282,200	Gramercy Capital Corp.	361,216
	Total Real Estate Investment Trusts (REITs)	7,649,198
	TOTAL FINANCIALS	16,206,984
HEALTH CARE — 18.8%
	Biotechnology — 5.8%
586,064	Acorda Therapeutics Inc.*	12,020,173
437,200	Alexion Pharmaceuticals Inc.*	15,822,268
1,222,900	ARIAD Pharmaceuticals Inc.*	1,039,465
168,600	Infinity Pharmaceuticals Inc.*	1,347,114
621,950	Senomyx Inc.*	1,735,240
	Total Biotechnology	31,964,260

	Health Care Equipment & Supplies — 3.0%
462,470	Conceptus Inc.*	7,038,793
270,396	Integra LifeSciences Holdings Corp.*	9,617,986
	Total Health Care Equipment & Supplies	16,656,779
	Health Care Providers & Services — 5.3%
345,880	AmerisourceBergen Corp.	12,334,081
234,140	Owens & Minor Inc.	8,815,371
254,202	Pediatrix Medical Group Inc.*	8,058,203
	Total Health Care Providers & Services	29,207,655
	Health Care Technology — 0.7%
301,800	Vital Images Inc.*	4,198,038
	Pharmaceuticals — 4.0%
344,900	Auxilium Pharmaceuticals Inc.*	9,808,956
229,500	Endo Pharmaceuticals Holdings Inc.*	5,939,460
253,307	XenoPort Inc.*	6,352,940
	Total Pharmaceuticals	22,101,356
	TOTAL HEALTH CARE	104,128,088
INDUSTRIALS — 16.9%
	Aerospace & Defense — 3.7%
710,713	Orbital Sciences Corp.*	13,880,225
1,183,400	Taser International Inc.*	6,248,352
	Total Aerospace & Defense	20,128,577
	Building Products — 0.7%
244,405	NCI Building Systems Inc.*	3,983,801
	Commercial Services & Supplies — 3.8%
738,710	Corrections Corporation of America*	12,085,296
242,700	Herman Miller Inc.	3,162,381

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LEGG MASON PARTNERS SMALL CAP GROWTH FUND
SHARES	SECURITY	VALUE

	Commercial Services & Supplies — 3.8% continued
734,665	Taleo Corp., Class A Shares*	$5,752,427
	Total Commercial Services & Supplies	21,000,104
	Construction & Engineering — 3.4%
394,250	Dycom Industries Inc.*	3,240,735
386,900	Quanta Services Inc.*	7,660,620
387,360	Shaw Group Inc.*	7,929,259
	Total Construction & Engineering	18,830,614
	Machinery — 3.5%
247,730	AGCO Corp.*	5,843,951
567,080	IDEX Corp.	13,694,982
	Total Machinery	19,538,933
	Trading Companies & Distributors — 1.8%
268,580	MSC Industrial Direct Co. Inc., Class A Shares	9,891,801
	TOTAL INDUSTRIALS	93,373,830
INFORMATION TECHNOLOGY — 25.6%
	Communications Equipment — 2.5%
933,630	Comverse Technology Inc.*	5,844,524
340,546	F5 Networks Inc.*	7,784,881
	Total Communications Equipment	13,629,405
	Electronic Equipment, Instruments & Components — 1.7%
140,730	Mettler-Toledo International Inc.*	9,485,202
	Internet Software & Services — 6.0%
62,210	Baidu.com Inc., ADR*	8,122,760
444,330	Digital River Inc.*	11,019,384
552,717	Mercadolibre Inc.*	9,070,086
222,300	SINA Corp.*	5,146,245
	Total Internet Software & Services	33,358,475
	IT Services — 1.1%
1,316,630	Online Resources Corp.*	6,240,826
	Semiconductors & Semiconductor Equipment — 2.1%
890,680	Cirrus Logic Inc.*	2,387,022
2,696,762	LSI Corp.*	8,872,347
	Total Semiconductors & Semiconductor Equipment	11,259,369
	Software — 12.2%
556,790	Aspen Technology Inc.*	4,131,382
521,130	Blackboard Inc.*	13,669,240
679,850	Citrix Systems Inc.*	16,024,065
2,476,670	Lawson Software Inc.*	11,739,416
372,044	MICROS Systems Inc.*	6,071,758
114,060	Software AG(a)	6,439,271

See Notes to Financial Statements.

14	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

LEGG MASON PARTNERS SMALL CAP GROWTH FUND
SHARES	SECURITY	VALUE

	Software — 12.2% continued
801,310	Sourcefire Inc.*	$4,487,336
341,200	Ulticom Inc.*	1,740,120
445,885	Verint Systems Inc.*	3,121,195
	Total Software	67,423,783
	TOTAL INFORMATION TECHNOLOGY	141,397,060
MATERIALS — 2.3%
	Chemicals — 0.6%
308,750	Rockwood Holdings Inc.*	3,334,500
	Metals & Mining — 1.7%
163,046	Compass Minerals International Inc.	9,564,278
	TOTAL MATERIALS	12,898,778
TELECOMMUNICATION SERVICES — 4.2%
	Diversified Telecommunication Services — 0.9%
547,200	Frontier Communications Corp.	4,782,528
	Wireless Telecommunication Services — 3.3%
364,710	American Tower Corp., Class A Shares*	10,693,297
463,830	SBA Communications Corp., Class A*	7,569,706
	Total Wireless Telecommunication Services	18,263,003
	TOTAL TELECOMMUNICATION SERVICES	23,045,531
UTILITIES — 3.0%
	Electric Utilities — 3.0%
381,730	ITC Holdings Corp.	16,673,966
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $737,892,949)	514,604,856
FACE AMOUNT
SHORT-TERM INVESTMENT — 7.0%
	Repurchase Agreement — 7.0%
$38,470,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/08 with Greenwich Capital Markets Inc., 0.060% due 1/2/09; Proceeds at maturity — $38,470,128; (Fully collateralized by various U.S. government agency obligations, 2.625% to 7.125% due 7/17/09 to 11/15/30; Market value — $39,239,707) (Cost — $38,470,000)	38,470,000
	TOTAL INVESTMENTS — 100.1% (Cost — $776,362,949#)	553,074,856
	Liabilities in Excess of Other Assets — (0.1)%	(487,251)
	TOTAL NET ASSETS — 100.0%	$552,587,605

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $776,707,699.

Abbreviation used in this schedule:
ADR	— AmericanDepositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	15

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $776,362,949)	$553,074,856
Cash	750
Receivable for securities sold	11,419,042
Receivable for Fund shares sold	1,102,975
Dividends and interest receivable	112,726
Prepaid expenses	58,965
Total Assets	565,769,314
LIABILITIES:
Payable for securities purchased	10,425,402
Payable for Fund shares repurchased	1,527,011
Investment management fee payable	331,709
Distribution fees payable	131,689
Trustees’ fees payable	6,325
Accrued expenses	759,573
Total Liabilities	13,181,709
TOTAL NET ASSETS	$552,587,605
NET ASSETS:
Par value (Note 6)	$581
Paid-in capital in excess of par value	846,768,632
Accumulated net investment loss	(18,261)
Accumulated net realized loss on investments, written options and foreign currency transactions	(70,875,254)
Net unrealized depreciation on investments	(223,288,093)
TOTAL NET ASSETS	$552,587,605

See Notes to Financial Statements.

16	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Shares Outstanding:
Class 1	280,731
Class A	33,437,719
Class B	4,124,553
Class C	5,620,803
Class FI	38,947
Class R	219,796
Class I	1,247,870
Class IS	13,131,049
Net Asset Value:
Class 1 (and redemption price)	$9.66
Class A (and redemption price)	$9.64
Class B*	$8.55
Class C*	$8.64
Class FI (and redemption price)	$9.66
Class R (and redemption price)	$9.61
Class I (and redemption price)	$9.82
Class IS (and redemption price)	$9.82
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.23

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	17

Statement of operations

For the Year Ended December 31, 2008

INVESTMENT INCOME:
Dividends	$4,106,172
Interest	1,201,538
Less: Foreign taxes withheld	(20,896)
Total Investment Income	5,286,814
EXPENSES:
Investment management fee (Note 2)	6,165,800
Distribution fees (Notes 2 and 4)	2,559,253
Transfer agent fees (Note 4)	2,304,947
Registration fees	178,235
Shareholder reports (Note 4)	64,086
Trustees’ fees	62,405
Audit and tax	45,550
Legal fees	40,398
Custody fees	29,964
Insurance	11,420
Miscellaneous expenses	12,332
Total Expenses	11,474,390
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(428,960)
Net Expenses	11,045,430
NET INVESTMENT LOSS	(5,758,616)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, REIT DISTRIBUTIONS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(43,799,685)
Written options	145,898
REIT distributions	15,418
Foreign currency transactions	(3,378)
Net Realized Loss	(43,641,747)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(345,959,849)
Foreign currencies	(12)
Change in Net Unrealized Appreciation/Depreciation	(345,959,861)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, REIT DISTRIBUTIONS AND FOREIGN CURRENCY TRANSACTIONS	(389,601,608)
DECREASE IN NET ASSETS FROM OPERATIONS	$(395,360,224)

See Notes to Financial Statements.

18	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:
Net investment loss	$(5,758,616)	$(4,014,183)
Net realized gain (loss)	(43,641,747)	83,174,340
Change in net unrealized appreciation/depreciation	(345,959,861)	19,134,847
Increase (Decrease) in Net Assets From Operations	(395,360,224)	98,295,004
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(26,065,879)	(51,544,540)
Decrease in Net Assets From Distributions to Shareholders	(26,065,879)	(51,544,540)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	368,527,709	312,180,914
Reinvestment of distributions	24,881,034	46,797,779
Cost of shares repurchased	(455,492,314)	(259,283,554)
Net assets of shares issued in connection with merger (Note 7)	—	290,687,138
Increase (Decrease) in Net Assets From Fund Share Transactions	(62,083,571)	390,382,277
INCREASE (DECREASE) IN NET ASSETS	(483,509,674)	437,132,741
NET ASSETS:
Beginning of year	1,036,097,279	598,964,538
End of year*	$552,587,605	$1,036,097,279
*Includes accumulated net investment loss of:	$(18,261)	$(78,167)

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	19

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.75	$15.79
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(6.58)	1.75
Total income (loss) from operations	(6.64)	1.70
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	(0.74)
Total distributions	(0.45)	(0.74)
NET ASSET VALUE, END OF YEAR	$9.66	$16.75
Total return[3]	(40.75)%	10.85%
NET ASSETS, END OF YEAR (000s)	$2,713	$5,381
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.34%	1.70%[4]
Net expenses[5,6]	1.05	1.12 [4]
Net investment loss	(0.41)	(0.34)[4]
PORTFOLIO TURNOVER RATE	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 2, 2007 (inception date) to December 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Total annual fund operating expenses for Class 1 shares will be voluntarily capped at a level 25 basis points lower than total annual fund operating expenses for the fund’s Class A shares. This represents the difference in 12b-1 fees between Class A and Class 1.

See Notes to Financial Statements.

20	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.75	$16.11	$14.98	$15.50	$13.45
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.09)	(0.06)	(0.06)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(6.57)	1.59	1.92	0.78	2.07
Total income (loss) from operations	(6.66)	1.53	1.86	0.75	2.05
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	(0.89)	(0.73)	(1.27)	—
Total distributions	(0.45)	(0.89)	(0.73)	(1.27)	—
NET ASSET VALUE, END OF YEAR	$9.64	$16.75	$16.11	$14.98	$15.50
Total return[3]	(40.87)%	9.68%	12.41%	4.82%	15.24%
NET ASSETS, END OF YEAR (000s)	$322,359	$582,025	$430,716	$366,133	$327,973
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.37%	1.29%	1.21%[4]	1.15%	1.21%
Net expenses	1.31 [5,6]	1.13 [5,6]	1.21 [4,5]	1.15	1.21 [5]
Net investment loss	(0.66)	(0.35)	(0.37)	(0.23)	(0.13)
PORTFOLIO TURNOVER RATE	41%	78%	94%	117%	130%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.12% until May 1, 2008.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.04	$14.68	$13.84	$14.55	$12.74
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.20)	(0.19)	(0.19)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	(5.84)	1.44	1.76	0.74	1.94
Total income (loss) from operations	(6.04)	1.25	1.57	0.56	1.81
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	(0.89)	(0.73)	(1.27)	—
Total distributions	(0.45)	(0.89)	(0.73)	(1.27)	—
NET ASSET VALUE, END OF YEAR	$8.55	$15.04	$14.68	$13.84	$14.55
Total return[3]	(41.40)%	8.71%	11.33%	3.82%	14.21%
NET ASSETS, END OF YEAR (000s)	$35,252	$81,191	$22,173	$27,349	$33,608
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.35%	2.32%	2.16%[4]	2.17%	2.09%
Net expenses	2.25 [5,6]	2.05 [5,6]	2.16 [4,5]	2.17	2.09 [5]
Net investment loss	(1.61)	(1.27)	(1.32)	(1.26)	(1.02)
PORTFOLIO TURNOVER RATE	41%	78%	94%	117%	130%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.26% until May 1, 2008.

See Notes to Financial Statements.

22	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2008	2007	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$15.24	$14.84	$13.97	$14.66	$12.83
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.22)	(0.18)	(0.18)	(0.16)	(0.12)
Net realized and unrealized gain (loss)	(5.93)	1.47	1.78	0.74	1.95
Total income (loss) from operations	(6.15)	1.29	1.60	0.58	1.83
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	(0.89)	(0.73)	(1.27)	—
Total distributions	(0.45)	(0.89)	(0.73)	(1.27)	—
NET ASSET VALUE, END OF YEAR	$8.64	$15.24	$14.84	$13.97	$14.66
Total return[3]	(41.58)%	8.89%	11.44%	3.93%	14.26%
NET ASSETS, END OF YEAR (000s)	$48,591	$96,387	$50,389	$54,994	$59,196
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.37%	2.02%	2.05%[4]	2.04%	2.01%
Net expenses	2.33 [5,6]	1.92 [5,6]	2.05 [4,5]	2.04	2.01 [5]
Net investment loss	(1.69)	(1.13)	(1.21)	(1.12)	(0.94)
PORTFOLIO TURNOVER RATE	41%	78%	94%	117%	130%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.03%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.95% until May 1, 2008.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS FI SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$16.75	$16.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.07)	0.00	[3]
Net realized and unrealized gain (loss)	(6.57)	0.16
Total income (loss) from operations	(6.64)	0.16
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	—
Total distributions	(0.45)	—
NET ASSET VALUE, END OF YEAR	$9.66	$16.75
Total return[4]	(40.75)%	0.96%
NET ASSETS, END OF YEAR (000s)	$376	$122
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.20%	1.07%[5]
Net expenses	1.20	1.07	[5]
Net investment income (loss)	(0.55)	1.63	[5]
PORTFOLIO TURNOVER RATE	41%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 20, 2007 (inception date) to December 31, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

24	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2008	2007	2006[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$16.72	$16.11	$16.17
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.11)	(0.05)	(0.00)[4]
Net realized and unrealized gain (loss)	(6.55)	1.55	(0.06)
Total income (loss) from operations	(6.66)	1.50	(0.06)
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	(0.89)	—
Total distributions	(0.45)	(0.89)	—
NET ASSET VALUE, END OF YEAR	$9.61	$16.72	$16.11
Total return[5]	(40.94)%	9.50%	(0.37)%
NET ASSETS, END OF YEAR (000s)	$2,112	$827	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.47%	1.34%	1.49%[6,7]
Net expenses	1.47	1.34	1.49 [6,7]
Net investment loss	(0.82)	(0.30)	(1.33)[6]
PORTFOLIO TURNOVER RATE	41%	78%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to December 31, 2006.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.45%.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008	2007[2]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$16.96	$16.25	$15.04	$15.51	$13.99
INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)	(0.02)	0.00 [5]	0.00 [5]	0.02	0.01
Net realized and unrealized gain (loss)	(6.67)	1.60	1.94	0.78	1.51
Total income (loss) from operations	(6.69)	1.60	1.94	0.80	1.52
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.45)	(0.89)	(0.73)	(1.27)	—
Total distributions	(0.45)	(0.89)	(0.73)	(1.27)	—
NET ASSET VALUE, END OF YEAR	$9.82	$16.96	$16.25	$15.04	$15.51
Total return[6]	(40.53)%	10.03%	12.89%	5.14%	10.90%
NET ASSETS, END OF YEAR (000s)	$12,252	$270,164	$92,248	$67,685	$58,197
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.80%	0.79%	0.84%[7]	0.81%	0.88%[8]
Net expenses	0.80	0.79	0.83 [7,9]	0.81	0.88 [8]
Net investment income (loss)	(0.15)	0.01	0.00 [10]	0.12	0.38 [8]
PORTFOLIO TURNOVER RATE	41%	78%	94%	117%	130%

[1]	Per share amounts have been calculated using the average shares method.

[2]	As of March 2, 2007, Class O shares were converted to Class I shares.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	For the period November 1, 2004 (inception date) to December 31, 2004.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.81%.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.
[10]	Amount represents less than 0.01%.

See Notes to Financial Statements.

26	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.42
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.01)
Net realized and unrealized loss	(5.59)
Total loss from operations	(5.60)
NET ASSET VALUE, END OF PERIOD	$9.82
Total return[3]	(36.32)%
NET ASSETS, END OF PERIOD (000s)	$128,933
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.81%[4]
Net expenses	0.81 [4]
Net investment loss	(0.18)[4]
PORTFOLIO TURNOVER RATE	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to December 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Small Cap Growth Fund (the “Fund”) is a separate, diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$553,074,856	$508,165,585	$44,909,271	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	29

Notes to financial statements continued

addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences

30	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$5,821,900	$55	$(5,821,955)
(b)	(3,378)	3,378	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	31

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

LMPFA contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit the total annual operating expenses to 1.12% for Class A, 2.26% for Class B and 1.95% for Class C until May 1, 2008.

Class 1 shares total expense will be voluntarily capped at a level 25 basis points lower than the total expense for Class A shares. This represents the difference in 12b-1 fees between Class A and Class 1.

During the year ended December 31, 2008, LMPFA reimbursed expenses for the Fund amounting to $428,960.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class I shares have no initial CDSC.

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may

32	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

continue to maintain their current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

For the year ended December 31, 2008, LMIS and its affiliates received sales charges of approximately $62,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$26,000	$2,000

*	Amount represents less than $1,000.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$315,990,492
Sales	388,427,362

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,747,629
Gross unrealized depreciation	(261,380,472)
Net unrealized depreciation	$(223,632,843)

During the year ended December 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding December 31, 2007	—	—
Options written	387	$145,898
Options closed	—	—
Options expired	(387)	(145,898)
Written options, outstanding December 31, 2008	—	—

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, R and FI shares calculated at the annual rate of 0.25% of the average daily net assets of each

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	33

Notes to financial statements continued

class, respectively. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$19,587	$2,986
Class A	$1,193,357	1,531,441	35,740
Class B	593,291	310,454	19,115
Class C	763,609	437,272	2,947
Class FI	783	422	35
Class R	8,213	2,716	13
Class I	—	2,450	3,017
Class IS*	—	605	233
Total	$2,559,253	$2,304,947	$64,086

*	For the period August 4, 2008 (inception date) to December 31, 2008.

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$11,907
Class A	329,230
Class B	57,101
Class C	30,722
Total	$428,960

5. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
Net Realized Gains:
Class 1	$130,234		$228,363	[1]
Class A	14,997,516		28,795,567
Class B	2,066,414		4,070,544
Class C	2,633,708		4,961,996
Class FI	9,866		—
Class R	53,828		24,389
Class I	6,174,313		13,434,356
Class IS	—	[2]	—
Class O3	—		29,325
Total	$26,065,879		$51,544,540

[1]	For the period March 2, 2007 (inception date) to December 31, 2007.

[2]	For the period August 4, 2008 (inception date) to December 31, 2008.

[3]	As of March 2, 2007, Class O shares were converted to Class I shares.

34	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

6. Shares of beneficial interest

At December 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund was a series of Legg Mason Partners Series Funds, Inc. (the “Series Fund”). The Series Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES		AMOUNT
Class 1
Shares sold	—	—	6,174	[1]	$104,463	[1]
Shares issued on reinvestment	8,005	$130,261	13,855	[1]	228,190	[1]
Shares repurchased	(48,468)	(705,590)	(52,617)[1]		(891,368)[1]
Shares issued with merger	—	—	353,782	[1]	5,584,680	[1]
Net increase (decrease)	(40,463)	$(575,329)	321,194	[1]	$5,025,965	[1]
Class A
Shares sold	7,106,589	$98,374,505	5,918,660		$99,665,136
Shares issued on reinvestment	883,034	14,349,301	1,651,700		27,114,170
Shares repurchased	(9,293,358)	(127,614,631)	(9,668,188)		(164,420,263)
Shares issued with merger	—	—	10,104,945		159,512,314
Net increase (decrease)	(1,303,735)	$(14,890,825)	8,007,117		$121,871,357
Class B
Shares sold	465,870	$5,692,991	340,255		$5,274,721
Shares issued on reinvestment	139,322	2,014,596	265,811		3,929,178
Shares repurchased	(1,880,733)	(23,570,201)	(1,759,076)		(27,210,297)
Shares issued with merger	—	—	5,042,457		72,346,792
Net increase (decrease)	(1,275,541)	$(15,862,614)	3,889,447		$54,340,394
Class C
Shares sold	1,686,735	$21,199,847	1,419,557		$22,141,518
Shares issued on reinvestment	157,438	2,311,188	288,189		4,314,655
Shares repurchased	(2,549,074)	(31,272,120)	(2,185,768)		(34,063,413)
Shares issued with merger	—	—	3,409,176		49,478,715
Net increase (decrease)	(704,901)	$(7,761,085)	2,931,154		$41,871,475

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	35

Notes to financial statements continued

	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class FI
Shares sold	34,052	$492,391	7,300 [2]	$121,429 [2]
Shares issued on reinvestment	606	9,866	—	—
Shares repurchased	(3,011)	(31,939)	—	—
Net increase	31,647	$470,318	7,300 [2]	$121,429 [2]
Class R
Shares sold	213,552	$2,841,242	49,652	$850,279
Shares issued on reinvestment	3,323	53,828	1,484	24,389
Shares repurchased	(46,535)	(649,679)	(2,298)	(38,538)
Net increase	170,340	$2,245,391	48,838	$836,130
Class I
Shares sold	1,943,571	$29,588,674	11,027,324	$183,867,504
Shares issued on reinvestment	364,584	6,011,994	669,098	11,158,305
Shares repurchased	(16,986,551)	(263,338,952)	(1,683,844)	(29,104,703)
Shares issued with merger	—	—	236,293	3,764,637
Net increase (decrease)	(14,678,396)	$(227,738,284)	10,248,871	$169,685,743
Class IS
Shares sold	13,858,337 [3]	$210,338,059 [3]	—	—
Shares issued on reinvestment	—	—	—	—
Shares repurchased	(727,288)[3]	(8,309,202)[3]	—	—
Net increase	13,131,049 [3]	$202,028,857 [3]	—	—
Class O4
Shares sold	—	—	9,124	$155,864
Shares issued on reinvestment	—	—	1,754	28,892
Shares repurchased	—	—	(218,795)	(3,554,972)
Net decrease	—	—	(207,917)	$(3,370,216)

[1]	For the period March 2, 2007 (inception date) to December 31, 2007.

[2]	For the period December 20, 2007 (inception date) to December 31, 2007.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]	As of March 2, 2007, Class O shares were converted to Class I shares.

7. Transfer of net assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Small Cap Growth Fund and the Legg Mason Partners Small Cap Growth Opportunities Fund, pursuant to a plan of reorganization approved by Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund shareholders. Total shares

36	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

issued by the Fund and the total net assets of the Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Legg Mason Partners Small Cap Growth Fund	14,270,720	$217,089,810
Legg Mason Partners Small Cap Growth Opportunities Fund	4,875,933	73,597,328

As part of the reorganization, for each share they held, shareholders of Legg Mason Partners Small Cap Growth Fund Class A, Class B, Class C, Class I and Class 1 received 0.687608, 0.718146, 0.722725, 0.681285 and 0.689236 shares of the Fund’s Class A, Class B, Class C, Class I and Class 1 shares, respectively. Also, as part of the reorganization, for each share they held, shareholders of Legg Mason Partners Small Cap Growth Opportunities Fund Class A, Class B, Class C and Class I received 1.327324, 1.226251, 1.364932 and 1.333170 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Fund was $726,555,907.

The total net assets of the Legg Mason Partners Small Cap Growth Fund and Legg Mason Partners Small Cap Growth Opportunities Fund before acquisition included unrealized appreciation of $447,873 and $9,215,477, respectively, accumulated net realized gain (loss) of $(231,335,993) and $2,002, respectively, and accumulated net investment loss of $1,620 and $85,021. Total net assets of the Fund immediately after the transfer were $1,017,243,045. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$11,019,852	$21,053,135
Net long-term capital gains	15,046,027	30,491,405
Total distributions paid	$26,065,879	$51,544,540

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(46,678,535)
Other book/tax temporary differences(a)	(23,870,230)
Unrealized appreciation/(depreciation)(b)	(223,632,843)
Total accumulated earnings/(losses) — net	$(294,181,608)

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	37

Notes to financial statements continued

*	As of December 31, 2008, the Fund had the following net capital loss carryforwards remaining.

YEAR OF EXPIRATION	AMOUNT
12/31/2010	$(27,223,062)
12/31/2016	(19,455,473)
$(46,678,535)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the deferral of post-October capital losses for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other

38	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	39

Notes to financial statements continued

complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order

40	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Small Cap Growth Fund 2008 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Growth Fund, a series of Legg Mason Partners Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Growth Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2009

42	Legg Mason Partners Small Cap Growth Fund 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

Legg Mason Partners Small Cap Growth Fund	43

Board approval of management and subadvisory agreements (unaudited) continued

Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2008. The Fund performed better than the median during each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was below

44	Legg Mason Partners Small Cap Growth Fund

the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the portfolio managers assumed responsibility for the Fund’s investment portfolio in February 2007, and that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 retail front-end load small-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap

Legg Mason Partners Small Cap Growth Fund	45

Board approval of management and subadvisory agreements (unaudited) continued

growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group but lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

46	Legg Mason Partners Small Cap Growth Fund

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Small Cap Growth Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Small Cap Growth Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

48	Legg Mason Partners Small Cap Growth Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Small Cap Growth Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

50	Legg Mason Partners Small Cap Growth Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Small Cap Growth Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	146
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

52	Legg Mason Partners Small Cap Growth Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Small Cap Growth Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54	Legg Mason Partners Small Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record date:	6/18/2008
Payable date:	6/19/2008
Ordinary income:
Qualified dividend income for individuals	18.55%
Dividends qualifying for the dividends
received deduction for corporations	18.94%
Long-term capital gain dividend	$0.257737 *

*	Of this amount 0.70% represents Section 1250 gains taxed at a maximum rate of 28%.

Please retain this information for your records.

Legg Mason Partners Small Cap Growth Fund	55

Legg Mason Partners

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SMALL CAP GROWTH FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010732 2/09 SR09-746

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $320,200 in 2007 and $310,850 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $54,633 in 2007 and $21,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $33,900 in 2007 and $53,213 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust were $35,150 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers on December 1, 2006, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes August impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: March 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: March 5, 2009